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                                                                     EXHIBIT 7.9

                             Joint Filing Agreement

     The undersigned hereby agree to the joint filing on behalf of such persons all filings, including the filing of an initial Schedule 13D and all amendments thereto pursuant to Rule 13d-2(f)(1)(iii) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), required under the Exchange Act pursuant to which joint filing of statements are permitted.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have caused this Joint Filing Agreement to be signed as of this 27th day of June, 2000.

                                    WISER INVESTMENT COMPANY, LLC

                                    /s/ George K. Hickox, Jr.
                                    ----------------------------------
                                    Name:  George K. Hickox, Jr.
                                    Title: Manager



                                    GEORGE K. HICKOX, JR.

                                    /s/ George K. Hickox, Jr.
                                    ----------------------------------

                                    DOUGLAS P. HELLER

                                    /s/ Douglas P. Heller
                                    ----------------------------------

                                    SCOTT W. SMITH

                                    /s/ Scott W. Smith
                                    ----------------------------------
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                                    DIMELING, SCHREIBER AND PARK


                                    /s/ William R. Dimeling
                                    ----------------------------------
                                    Name:  William R. Dimeling
                                    Title: Partner



                                    WILLIAM R. DIMELING

                                    /s/ William R. Dimeling
                                    ----------------------------------

                                    RICHARD R. SCHREIBER

                                    /s/ Richard R. Schreiber
                                    ----------------------------------

                                    STEVEN G. PARK

                                    /s/ Steven G. Park
                                    ----------------------------------


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